Exhibit 32.1

KLX ENERGY SERVICES HOLDINGS, INC.

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS REQUIRED BY

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of KLX Energy Services Holdings, Inc. (the “Company”) on Form 10-Q for the quarter ended October 31, 2018, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Amin J. Khoury, Chairman, Chief Executive Officer and President of the Company, certify that to the best of my knowledge:

1.	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: December 6, 2018	By:	/s/ Amin J. Khoury
Amin J. Khoury
Chairman, Chief Executive Officer and President